PUTNAM INVESTMENTS
                                  (Logo)

                PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
                      A Massachusetts Business Trust

                                     Class M Shares

                             Trust Certificate

Account No.              Certificate No.               Shares

                                             CUSIP 74683H 20 0

     THIS CERTIFIES THAT

is the owner of                       Class M shares of
beneficial interest in Putnam Massachusetts Tax Exempt Income Fund, fully paid and nonassessable, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of March 7, 1986, establishing the Trust, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Putnam Massachusetts Tax Exempt Income Fund. This certificate is not valid unless countersigned by the Investor Servicing Agent.

     In Witness Whereof the Trustees of Putnam Massachusetts Tax
Exempt Income Fund have caused the following facsimile signatures to be affixed to this certificate.

Dated:                             COUNTERSIGNED:

                                   PUTNAM INVESTOR SERVICES
                                   a division of Putnam Fiduciary
                                   Trust Company
                                   INVESTOR SERVICING AGENT

                                   BY


          FOR THE TRUSTEES         AUTHORIZED SIGNATURE

                            PUTNAM INVESTMENTS
                                  (Logo)

                  PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
                      A Massachusetts Business Trust

                              Class M Shares

                             Trust Certificate

Account No.              Certificate No.               Shares

                                             CUSIP 74683L 20 1

     THIS CERTIFIES THAT

is the owner of                       Class M shares of
beneficial interest in Putnam Michigan Tax Exempt Income Fund, fully paid and nonassessable, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of September 2, 1986, establishing the Trust, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Putnam Michigan Tax Exempt Income Fund. This certificate is not valid unless countersigned by the Investor Servicing Agent.

     In Witness Whereof the Trustees of Putnam Michigan Tax
Exempt Income Fund have caused the following facsimile signatures to be affixed to this certificate.

Dated:                             COUNTERSIGNED:

                                   PUTNAM INVESTOR SERVICES
                                   a division of Putnam Fiduciary
                                   Trust Company
                                   INVESTOR SERVICING AGENT

                                   BY


          FOR THE TRUSTEES         AUTHORIZED SIGNATURE


                            PUTNAM INVESTMENTS
                                  (Logo)

                  PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
                      A Massachusetts Business Trust

                              Class M Shares

                             Trust Certificate

Account No.              Certificate No.               Shares

                                             CUSIP 74683M 20 9

     THIS CERTIFIES THAT

is the owner of                       Class M shares of
beneficial interest in Putnam Minnesota Tax Exempt Income Fund, fully paid and nonassessable, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of September 2, 1986, establishing the Trust, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Putnam Minnesota Tax Exempt Income Fund. This certificate is not valid unless countersigned by the Investor Servicing Agent.

     In Witness Whereof the Trustees of Putnam Minnesota Tax
Exempt Income Fund have caused the following facsimile signatures to be affixed to this certificate.

Dated:                             COUNTERSIGNED:

                                   PUTNAM INVESTOR SERVICES
                                   a division of Putnam Fiduciary
                                   Trust Company
                                   INVESTOR SERVICING AGENT

                                   BY


          FOR THE TRUSTEES         AUTHORIZED SIGNATURE

                            PUTNAM INVESTMENTS
                                  (Logo)

                    PUTNAM OHIO TAX EXEMPT INCOME FUND
                      A Massachusetts Business Trust

                              Class M Shares

                             Trust Certificate

Account No.              Certificate No.               Shares

                                             CUSIP 746849 20 9

     THIS CERTIFIES THAT

is the owner of                       Class M shares of
beneficial interest in Putnam Ohio Tax Exempt Income Fund, fully paid and nonassessable, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of March 7, 1986, establishing the Trust, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Putnam Ohio Tax Exempt Income Fund. This certificate is not valid unless countersigned by the Investor Servicing Agent.

     In Witness Whereof the Trustees of Putnam Ohio Tax Exempt
Income Fund have caused the following facsimile signatures to be affixed to this certificate.

Dated:                             COUNTERSIGNED:

                                   PUTNAM INVESTOR SERVICES
                                   a division of Putnam Fiduciary
                                   Trust Company
                                   INVESTOR SERVICING AGENT

                                   BY


          FOR THE TRUSTEES         AUTHORIZED SIGNATURE

                            PUTNAM INVESTMENTS
                                  (Logo)

                   PUTNAM FLORIDA TAX EXEMPT INCOME FUND
                      A Massachusetts Business Trust

                              Class M Shares

                             Trust Certificate

Account No.              Certificate No.               Shares

                                             CUSIP 746752 30 2

     THIS CERTIFIES THAT

is the owner of                       Class M shares of
beneficial interest in Putnam Florida Tax Exempt Income Fund, fully paid and nonassessable, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of June 27, 1990, establishing the Trust, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Putnam Florida Tax Exempt Income Fund. This certificate is not valid unless countersigned by the Investor Servicing Agent.

     In Witness Whereof the Trustees of Putnam Florida Tax Exempt
Income Fund have caused the following facsimile signatures to be affixed to this certificate.

Dated:                             COUNTERSIGNED:

                                   PUTNAM INVESTOR SERVICES
                                   a division of Putnam Fiduciary
                                   Trust Company
                                   INVESTOR SERVICING AGENT

                                   BY


          FOR THE TRUSTEES         AUTHORIZED SIGNATURE

                            PUTNAM INVESTMENTS
                                  (Logo)

                 PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
                      A Massachusetts Business Trust

                              Class M Shares

                             Trust Certificate

Account No.              Certificate No.               Shares

                                             CUSIP 746915 30 5

     THIS CERTIFIES THAT

is the owner of                       Class M shares of
beneficial interest in Putnam New Jersey Tax Exempt Income Fund, fully paid and nonassessable, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of November 17, 1989, establishing the Trust, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Putnam New Jersey Tax Exempt Income Fund. This certificate is not valid unless countersigned by the Investor Servicing Agent.

     In Witness Whereof the Trustees of Putnam New Jersey Tax
Exempt Income Fund have caused the following facsimile signatures to be affixed to this certificate.

Dated:                             COUNTERSIGNED:

                                   PUTNAM INVESTOR SERVICES
                                   a division of Putnam Fiduciary
                                   Trust Company
                                   INVESTOR SERVICING AGENT

                                   BY


          FOR THE TRUSTEES         AUTHORIZED SIGNATURE